EXHIBIT 23.02





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1997 included in Old National Bancorp's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                    /s/ ARTHUR ANDERSEN LLP
                                    ------------------------
                                    ARTHUR ANDERSEN LLP



Indianapolis, Indiana,
April 15, 1997